Exhibit 99.1

TLGY Acquisition Corp. and StablecoinX Assets Announce Strategic Advisory Board Members, Including Four Leading Digital Asset Investors

Advisory Board, Chaired by Dragonfly’s Rob Hadick, to Complement and Support Management Team and Board of Directors

New York (BUSINESS WIRE) – October 9, 2025 – TLGY Acquisition Corp. (OTC: TLGYF) (“TLGY”), a special purpose acquisition company, and StablecoinX Assets Inc. (“SC Assets”), a newly-formed validator and infrastructure business built to support the Ethena ecosystem, which together previously announced their entry into a definitive agreement for a business combination (the “Transaction”), today announced the members of SC Assets’ Strategic Advisory Board (the “Advisory Board”).

In addition to Rob Hadick, General Partner at Dragonfly, who was previously announced as Chairman of the Advisory Board, the following members have joined the Advisory Board:

●	Kyle Samani, Managing Partner at Multicoin Capital

●	Nic Carter, Founding Partner at Castle Island Ventures

●	Diogo Mónica, General Partner at Haun Ventures and Co-Founder of Anchorage Digital

●	Joshua Lim, Global Co-Head of Markets at FalconX

The Advisory Board will serve as ambassadors for SC Assets and the Ethena Protocol, and in such capacity, its members are expected to perform activities such as speaking to the media and reporters, posting on social media, and educating the public about the stablecoin market and the Ethena Foundation’s and SC Assets’ role in the stablecoin market.

“We believe that Kyle, Nic, Diogo, and Josh are four of the most renowned executives in the digital asset industry, and we are thrilled to add them to our Advisory Board,” said Young Cho, CEO of SC Assets and TLGY. “These advisors bring a breadth of experience across digital asset infrastructure, protocol development, and global trading markets that will be instrumental in advancing our mission of broadening institutional access to the Ethena ecosystem. In leveraging their combined track records, we believe we will be uniquely positioned to become a premier digital asset treasury platform that can drive outsized value for our shareholders.”

“The formation of SC Assets’ Advisory Board will help the parties react to significant demand for exposure to both the Ethena ecosystem and StablecoinX’s differentiated ENA treasury strategy, which we believe includes some of the most sophisticated investors in finance,” added Marc Piano, Director at the Ethena Foundation. “By convening leaders from across the digital assets industry, the Advisory Board will help strengthen governance practices, deepen liquidity, and support the long-term resilience and adoption of the Ethena ecosystem.”

“I am honored to serve as Chairman of the Advisory Board and thrilled to work alongside Kyle, Nic, Diogo, and Josh as StablecoinX scales,” added Rob Hadick. “I believe each of us bring unique expertise that will be valuable as the company works toward successfully executing its multi-year ENA treasury strategy.”

Advisor Biographies

About Rob Hadick

Rob Hadick is a General Partner at Dragonfly, a crypto-focused investment firm, where he oversees investments across the digital asset ecosystem. Previously, he helped build and lead the digital asset strategy at GoldenTree Asset Management, a multi-strategy hedge fund, with a focus on multi-stage investments in crypto companies and protocols. Earlier in his career, Mr. Hadick invested in and advised fintech, technology, and crypto businesses while at Heritage Partners, Goldman Sachs, and PJT Partners.

About Kyle Samani

Kyle Samani is Managing Partner at Multicoin Capital, where he leads technical thesis formation, investment diligence, and firm strategy. Since co-founding Multicoin in 2017, Mr. Samani has been a leading investor, thought leader, and policy advisor in the digital asset space. He holds degrees in Finance and Management from NYU.

About Nic Carter

Nic Carter is a Founding Partner at Castle Island Ventures, a venture capital firm focused on public blockchain startups. He is also the Co-Founder of Coin Metrics, a leading provider of blockchain data and analytics. Prior to Castle Island, Mr. Carter served as Fidelity’s first cryptoasset analyst, where he developed institutional research perspectives on public blockchains.

About Diogo Mónica

Diogo Mónica is a General Partner at Haun Ventures and the Co-Founder and Executive Chairman of Anchorage Digital, the first federally chartered crypto-native bank in the United States. Prior to founding Anchorage, Mr. Mónica was Platform Security Lead at Square (now Block), where he developed infrastructure security systems used to protect more than $200 billion in annualized gross payments volume. Earlier in his career, he was Security Lead at Docker, where he and his team helped secure container technology, one of the core foundations of modern computing infrastructure. Mr. Mónica also serves as Chairman of the NEAR Foundation and has advised companies including Airtable and StackRox.

About Joshua Lim

Joshua Lim is the Global Co-Head of Markets at FalconX, a leading digital asset prime brokerage. He joined FalconX in 2025 through its acquisition of Arbelos Markets, a crypto derivatives trading firm he co-founded and led as CEO. Prior to founding Arbelos, Mr. Lim was Managing Director and Head of Derivatives at Genesis Global Trading, and earlier served as Head of Trading Strategy at Galaxy Digital. He has also held senior roles at UBS, where he was Director in the Central Risk Book, and at Circle, where he served as Vice President of Treasury and Trading Operations. Mr. Lim began his career at Goldman Sachs as an Associate on the exotic equity derivatives desk.

About TLGY Acquisition Corporation

TLGY Acquisition Corporation is a blank-check company sponsored by Carnegie Park Capital LLC, whose business purpose is to effect a merger, share exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. TLGY was formed to focus on growth companies through long-term, private equity-style value creation.

About StablecoinX Assets Inc.

StablecoinX is a newly-formed validator and infrastructure business expected to operate infrastructure and staking services, running validators and related technical services for the Ethena protocol. After the closing of the Transaction, StablecoinX is expected to adopt a multi-year treasury strategy to build a reserve of ENA, the Ethena protocol’s native token.

About the Ethena Foundation

The Ethena Foundation serves as an independent steward of the Ethena protocol – the network behind the USDe and USDtb digital dollars – with a focus on the protocol’s long-term success and integrity. The Ethena Foundation is responsible for the protocol’s governance framework, oversight of key protocol assets, and facilitating essential operations. The foundation’s commitment is to ensure the sustainable development and stability of the Ethena ecosystem for all its participants.

Important Information and Where to Find It

In connection with the Transaction, StablecoinX Inc. (“StablecoinX”) has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which includes a preliminary proxy statement of TLGY and a preliminary prospectus of StablecoinX, and after the Registration Statement is declared effective, TLGY will mail the definitive proxy statement/prospectus relating to the Transaction to its shareholders as of the record date to be established for voting at the extraordinary general meeting of TLGY’s shareholders to be held in connection with the Transaction (the “Extraordinary General Meeting”). The Registration Statement, including the proxy statement/prospectus contained therein, contains important information about the Transaction and the other matters to be voted upon at the Extraordinary General Meeting. This press release does not contain all the information that should be considered concerning the Transaction and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. TLGY and StablecoinX may also file other documents with the SEC regarding the Transaction. TLGY’s shareholders and other interested persons are advised to read, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Transaction, when available, as these materials will contain important information about TLGY, SC Assets, StablecoinX and the Transaction.

TLGY’s shareholders and other interested persons will be able to obtain copies of the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed by TLGY and StablecoinX with the SEC, when available, free of charge, through the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements with respect to the proposed Transaction include expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding SC Assets, StablecoinX, TLGY and the proposed Transaction, statements regarding the anticipated benefits and timing of the completion of the proposed Transaction, the assets held by SC Assets and StablecoinX, the price and volatility of ENA, ENA’s growing prominence as an issuer of digital dollars on-chain, StablecoinX’s listing on any securities exchange, the macro, political and regulatory conditions surrounding ENA, the planned business strategy including StablecoinX’s ability to develop a corporate architecture capable of supporting its treasury initiatives and strategic stake in the Ethena Protocol, plans and use of proceeds, objectives of management for future operations of StablecoinX, the upside potential and opportunity for investors, StablecoinX’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, technological and market trends, future financial condition and performance and expected financial impacts of the proposed Transaction, the satisfaction of closing conditions to the proposed Transaction and the level of redemptions of TLGY’s public shareholders, and StablecoinX’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. Forward-looking statements are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: the risk that the proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of TLGY’s securities; the risk that the proposed Transaction may not be completed by TLGY’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the proposed Transaction, including the approval of TLGY’s shareholders and the listing of StablecoinX’s securities on a national securities exchange at closing; failure to realize the anticipated benefits of the proposed Transaction; the level of redemptions by TLGY’s public shareholders, which may reduce the public float of, reduce the liquidity of the trading market of, and/or impact the ability of, the shares of Class A common stock of StablecoinX to be listed in connection with the proposed Transaction; the insufficiency of the third-party fairness opinion for the board of directors of TLGY in determining whether or not to pursue the proposed Transaction; the failure of StablecoinX to obtain or maintain the listing of its securities on any securities exchange after closing of the proposed Transaction; risks associated with TLGY, SC Assets and StablecoinX’s ability to consummate the proposed Transaction timely or at all, including in connection with potential regulatory delays or impediments, changes to or a failure to launch the proposed Converge network or changes in ENA prices or for other reasons; costs related to the proposed Transaction and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to StablecoinX’s anticipated operations and business, including the volatile nature of the price of ENA and its ability to operate its business on the proposed Converge network; the risk that StablecoinX’s stock price will be highly correlated to the price of ENA and the price of ENA may decrease between the signing of the definitive documents for the proposed Transaction and the closing of the proposed Transaction or at any time after the closing of the proposed Transaction; risks associated with TLGY, SC Assets and StablecoinX’s ability to consummate the proposed Transaction timely or at all, including in connection with potential regulatory delays or impediments, changes in ENA prices or for other reasons; risks related to increased competition in the industries in which StablecoinX will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding ENA; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that after consummation of the proposed Transaction, StablecoinX experiences difficulties managing its growth and expanding operations; the risks that launching and growing StablecoinX’s ENA treasury advisory and services in digital marketing and strategy could be difficult; challenges in implementing StablecoinX’s business plan, due to operational challenges, significant competition and regulation; being considered to be a “shell company” by any stock exchange on which StablecoinX’s Class A Common Stock will be listed or by the SEC, which may impact StablecoinX’s ability to list its securities and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against StablecoinX, SC Assets, TLGY or others following announcement of the proposed Transaction, and those risk factors discussed in documents that StablecoinX and/or TLGY has filed, or will file, with the SEC. The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of The Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q that have been and/or will be filed by TLGY with the SEC from time to time, the Registration Statement and the proxy statement/prospectus contained therein, and other documents that have been or will be filed by TLGY and StablecoinX from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither TLGY, SC Assets nor StablecoinX presently know or that TLGY, SC Assets and StablecoinX currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and each of TLGY, SC Assets, and StablecoinX assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither TLGY, SC Assets, nor StablecoinX gives any assurance that any of TLGY, SC Assets, or StablecoinX will achieve their respective expectations. The inclusion of any statement in this press release does not constitute an admission by TLGY, SC Assets or StablecoinX or any other person that the events or circumstances described in such statement are material.

No Offer or Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of TLGY, SC Assets, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Transaction or the accuracy or adequacy of this communication.

Participants in the Solicitation

TLGY, SC Assets, StablecoinX and their respective directors and officers may be deemed participants in the solicitation of proxies of TLGY’s shareholders in connection with the Transaction. More detailed information regarding the directors and officers of TLGY, and a description of their interests in TLGY, is contained in the Registration Statement as well as TLGY’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 5, 2025, and is available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of TLGY’s shareholders in connection with the Transaction and other matters to be voted upon at the Extraordinary General Meeting will be set forth in the Registration Statement.

Media Contacts

StablecoinX Assets Inc.

press@stablecoinx.com

TLGY Acquisition Corp.

media@tlgycpc.com

Ethena Foundation

nate.johnson@augustco.com

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